UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2016

Weatherford International public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

+41.22.816.1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Notes Offering

Purchase Agreement

On November 15, 2016, Weatherford International Ltd, a Bermuda exempted company (“Weatherford Bermuda”) and an indirect wholly owned subsidiary of Weatherford International plc, an Irish public limited company (“Weatherford Ireland”), entered into a purchase agreement (the “Purchase Agreement”) with Weatherford Ireland, Weatherford International, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Weatherford Ireland and an indirect subsidiary of Weatherford Bermuda (“Weatherford Delaware” and, together with Weatherford Bermuda and Weatherford Ireland, the “Weatherford Parties”), and Morgan Stanley & Co. LLC (“Morgan Stanley”). The Purchase Agreement provides for the offer and sale (the “Notes Offering”) by Weatherford Bermuda, and the purchase by Morgan Stanley, of $540 million aggregate principal amount of Weatherford Bermuda’s 9.875% senior notes due 2024 (the “Notes”).

The Notes Offering closed on November 18, 2016. The sale of the Notes was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes were sold on a private placement basis in reliance on Section 4(a)(2) of the Securities Act and Rule 144A and Regulation S thereunder. The net proceeds from the Notes Offering will be used to repay amounts outstanding under the Weatherford Parties’ revolving credit facility (the “Credit Facility”).

The Purchase Agreement contains customary representations, warranties, covenants and agreements by the Weatherford Parties and Morgan Stanley, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

An affiliate of Morgan Stanley is a lender under the Credit Facility and will receive a portion of the net proceeds from the Notes Offering due to the repayment of borrowings under the Credit Facility. Further, Morgan Stanley and its affiliates have performed commercial banking, investment banking and advisory services for the Weatherford Parties from time to time for which they have received customary fees and reimbursement of expenses. Morgan Stanley or its affiliates may, from time to time, engage in transactions with and perform services for the Weatherford Parties in the ordinary course of their business for which it may receive customary fees and reimbursement of expenses.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 1.01. The foregoing is only a description of the material terms of the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to this Exhibit.

Eleventh Supplemental Indenture

On November 18, 2016, Weatherford Bermuda issued the Notes under an Indenture (as previously supplemented and amended, the “Base Indenture”), dated as of October 1, 2003, among Weatherford Bermuda, as issuer, Weatherford International, Inc., as guarantor, and Deutsche Bank Trustee Company Americas, as trustee (the “Trustee”), as supplemented by the Eleventh Supplemental Indenture, dated as of November 18, 2016, by and among Weatherford Bermuda, as issuer, Weatherford Ireland, as guarantor, Weatherford Delaware, as guarantor, and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Notes will pay interest semi-annually in arrears on February 15 and August 15 of each year, beginning on August 15, 2017. The Notes will mature on February 15, 2024 unless earlier repurchased or redeemed. The Notes will be fully and unconditionally guaranteed, on a senior, unsecured basis, by Weatherford Ireland and by Weatherford Delaware. We also refer to Weatherford Ireland and Weatherford Delaware together as the guarantors.

At any time prior to November 15, 2023 (the “Par Call Date”), Weatherford Bermuda may, on any one or more occasions, redeem all or a part of the Notes, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus a “make-whole” amount as of, and accrued and unpaid interest, if any, to, the date of redemption. The Notes may also be redeemed after the Par Call Date at a price of 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the redemption date. Additionally, the Notes may be redeemed in limited circumstances in connection with a change in tax law.

If a “Change of Control Triggering Event” (as defined in the Indenture) occurs, then holders may require Weatherford Bermuda to repurchase their Notes at a cash repurchase price equal to 101% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to the repurchase date.

The Notes and the guarantees will be senior, unsecured obligations of Weatherford Bermuda and the guarantors, respectively, and will be (1) equal in right of payment with existing and future senior, unsecured indebtedness of Weatherford Bermuda and the guarantors, respectively; (2) senior in right of payment to existing and future indebtedness of Weatherford Bermuda and the guarantors, respectively, that is expressly subordinated to the Notes and the guarantees, as applicable; and (3) effectively subordinated to existing and future secured indebtedness of Weatherford Bermuda and the guarantors, respectively, to the extent of the value of the collateral securing that indebtedness. Holders’ right to payment under the Notes and the guarantees is also structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent Weatherford Bermuda, Weatherford Ireland or Weatherford Delaware, as applicable, is not a holder thereof) preferred equity, if any, of Weatherford Ireland’s subsidiaries, other than Weatherford Bermuda and Weatherford Delaware.

A copy of the Supplemental Indenture is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated into this Item 1.01. The foregoing is only a brief description of the material terms of the Supplemental Indenture and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to this Exhibit.

Registration Rights Agreement

On November 18, 2016, in connection with the closing of the sale of the Notes, the Weatherford Parties entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Morgan Stanley. Under the Registration Rights Agreement, Weatherford Bermuda and the guarantors have agreed to file and use commercially reasonable efforts to cause to become effective a registration statement with respect to an offer to exchange the Notes for substantially identical notes that are registered under the Securities Act so as to permit the exchange offer to be consummated no later than the 400th day following the issuance of the Notes. Under specified circumstances, Weatherford Bermuda and the guarantors have also agreed to use commercially reasonable efforts to cause to become effective a shelf registration statement relating to resales of the Notes. Weatherford Bermuda is required to pay additional interest (initially 1.0%, which amount will increase annually) if it fails to comply with the obligations to consummate the exchange offer or to cause a shelf registration statement relating to resales of the Notes to become effective within the time periods specified in the Registration Rights Agreement.

This description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.2 hereto and is incorporated by reference herein.

Registered Direct Offering

Registered Direct Offering

On November 16, 2016, Weatherford Ireland agreed to sell 84,500,000 of its ordinary shares, $0.001 par value (the “Shares”), to an institutional investor (the “Purchaser”) in a registered direct offering (the “Equity Offering”). The Shares were sold at a per share price of $5.40 for gross proceeds of approximately $456 million.

Weatherford Ireland also agreed to issue a warrant (the “Warrant”) to the Purchaser for no additional consideration, which gives the Purchaser the right to purchase up to an aggregate of 84,500,000 Shares (together with the Warrant and the Shares, the “Securities”) which, if exercised at a future date at the exercise price of $6.43 per share, would result in additional proceeds of approximately $543 million (subject to adjustment as described in the Warrant). The Warrant is exercisable, in whole or in part, immediately and at any time prior to May 21, 2019. A copy of the form of Warrant is attached to this Current Report on Form 8-K as Exhibit 4.3 and is incorporated into this Item 1.01. The foregoing is only a description of the material terms of the Warrant and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to this Exhibit.

The Securities have been registered under the Securities Act pursuant to Weatherford Ireland’s Registration Statement on Form S-3 (File No. 333-194431), which became effective immediately upon filing with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2014, as amended, and as supplemented by the preliminary prospectus supplement filed with the SEC on November 16, 2016. Weatherford Ireland intends to use the net proceeds from the Equity Offering for general corporate purposes, including the repayment of existing indebtedness. The transaction closed on November 21, 2016.

In connection with the Equity Offering, Weatherford Ireland entered into a placement agency agreement dated November 16, 2016 (the “Placement Agency Agreement”) by and between Weatherford Ireland and J.P. Morgan Securities LLC (the “Placement Agent”) to act as Weatherford Ireland’s placement agent in connection with the Equity Offering. The Placement Agency Agreement contains customary representations, warranties, covenants and agreements by Weatherford Ireland, indemnification obligations of Weatherford Ireland and the Placement Agent, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Placement Agency Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. A copy of the Placement Agency Agreement is attached to this Current Report on Form 8-K as Exhibit 1.2 and is incorporated into this Item 1.01. The foregoing is only a brief description of the material terms of the Placement Agency Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to this Exhibit.

A copy of the legal opinion of Matheson relating to the legality of the issuance and sale of the Shares and Warrant in the Equity Offering is filed herewith as Exhibit 5.1.

Relationships

As more fully described under the caption “Plan of Distribution (Conflicts of Interests)—Conflicts of Interest” in the prospectus supplement related to the Equity Offering, the Placement Agent or its affiliates have performed commercial banking, investment banking and advisory services for Weatherford Ireland and its affiliates from time to time for which they have received customary fees and reimbursement of expenses. The Placement Agent or its affiliates may, from time to time, engage in transactions with and perform services for Weatherford Ireland and its affiliates in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses.

Because an affiliate of the Placement Agent is a lender under the Credit Facility and Weatherford Bermuda’s term loan agreement (the “Term Loan”) and may receive 5% or more of the net proceeds of the Equity Offering if we repay amounts outstanding under the Credit Facility or the Term Loan with the net proceeds from the Equity Offering, the Placement Agent is deemed to have a “conflict of interest” under the Financial Industry Regulatory Authority Rule 5121. Accordingly, the Equity Offering is being made in compliance with the requirements of Rule 5121. The appointment of a “qualified independent underwriter” is not required in connection with the Equity Offering as a “bona fide public market,” as defined in Rule 5121, exists for the Shares. In accordance with Rule 5121, the Placement Agent will not confirm sales to any account over which it exercises discretionary authority without the specific written approval of the transaction from the account holder.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Notes and the Indenture set forth in Item 1.01 of this report is incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Purchase Agreement, dated November 15, 2016, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Morgan Stanley & Co. LLC.

1.2	Placement Agency Agreement, dated November 16, 2016, by and between Weatherford International plc and J.P. Morgan Securities LLC.

4.1	Eleventh Supplemental Indenture, dated November 18, 2016, by and among Weatherford International Ltd., as issuer, Weatherford International plc, as guarantor, Weatherford International, LLC, as guarantor, and Deutsche Bank Trustee Company Americas, as trustee.

4.2	Registration Rights Agreement, dated November 18, 2016, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Morgan Stanley & Co. LLC.

4.3	Form of Warrant.

5.1	Opinion of Matheson.

23.1	Consent of Matheson (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2016	WEATHERFORD INTERNATIONAL PLC

/s/ Krishna Shivram
Krishna Shivram
Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Purchase Agreement, dated November 15, 2016, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Morgan Stanley & Co. LLC.

1.2	Placement Agency Agreement, dated November 16, 2016, by and between Weatherford International plc and J.P. Morgan Securities LLC.

4.1	Eleventh Supplemental Indenture, dated November 18, 2016, by and among Weatherford International Ltd., as issuer, Weatherford International plc, as guarantor, Weatherford International, LLC, as guarantor, and Deutsche Bank Trustee Company Americas, as trustee.

4.2	Registration Rights Agreement, dated November 18, 2016, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC and Morgan Stanley & Co. LLC.

4.3	Form of Warrant.

5.1	Opinion of Matheson.

23.1	Consent of Matheson (included in Exhibit 5.1 hereto).